                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-05767

                    SCUDDER STRATEGIC MUNICIPAL INCOME TRUST
                    ----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                             222 S. RIVERSIDE PLAZA
                               CHICAGO, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-1000
                                                            --------------

                                  John Millette
                  Deutsche Investment Management Americas Inc.
                    Two International Place, Boston, MA 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       5/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Strategic Municipal Income Trust

Semiannual Report to Shareholders

May 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Shareholder Meeting Results

<Click Here> Dividend Reinvestment Plan

<Click Here> Additional Information

<Click Here> Privacy Statement

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary May 31, 2003

Average Annual Total Returns
Scudder Strategic Municipal Income Trust	6-Month*	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	8.13%	11.24%	11.70%	7.14%	7.21%
Based on Market Price	10.27%	16.48%	14.59%	7.74%	6.64%
Lehman Brothers Municipal Bond Index+	6.46%	10.36%	9.64%	6.47%	6.60%

* Total returns shown for periods less than one year are not annualized.
Net Asset Value and Market Price
	As of 5/31/03	As of 11/30/02
Net Asset Value	$ 12.37	$ 11.84
Market Price	$ 12.54	$ 11.78

Distribution Information
Six Months: Income Dividends (common shareholders)	$ .43
May Income Dividend (common shareholders)	$ .0725
Current Annualized Distribution Rate (based on Net Asset Value)++	7.03%
Current Annualized Distribution Rate (based on Market Price)++	6.94%
Tax Equivalent Distribution Rate (based on Net Asset Value)++	10.82%
Tax Equivalent Distribution Rate (based on Market Price)++	10.68%

Notes to Performance Summary

a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
+ The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on May 31, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Tax equivalent distribution rate is based on the Fund's distribution rate and a marginal income tax rate of 35.0%. Distribution rates are historical and will fluctuate.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries).

Portfolio Management Review

Philip G. Condon serves as lead portfolio manager of Scudder Strategic Municipal Income Trust and Rebecca L. Wilson is portfolio manager. In the following interview, Scudder's municipal bond team discusses the Trust's performance and the recent market environment.

Q: Will you describe the general market environment during the semiannual period ended May 31, 2003?

A: The six-month period was an encouraging one for bonds. Overall, the bond market delivered positive returns and outpaced stocks. The Lehman Brothers Aggregate Bond Index1 gained 6.29% over the past six months, and the S&P 500 index2 rose 3.87%. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index3, rose 6.46%. In general, on a pre-tax basis, municipal bonds lagged government bonds, while corporate bonds tended to outperform both municipal and taxable government issues.

1 Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.
2 The S&P 500 index is an unmanaged index, widely regarded as representative of the equity market in general.
3 The Lehman Brothers Municipal Bond Index is a broad-based total return index comprised of more than 6,000 investment-grade, fixed-rate municipal bonds with maturities of at least two years.

While the six-month period began with investors concerned about the sluggish US economy, weak corporate earnings, the war with Iraq and the possibility of terrorist attacks, these worries abated somewhat later in the period. Throughout the period, demand for municipal bonds remained strong among individual and institutional buyers. At the same time, the introduction of new municipal bonds continued to be heavy, as states issued more debt to make up for revenue shortfalls and to refinance old debt at new, lower rates.

In December 2002, stocks and lower-quality bonds remained fairly solid on the heels of the Federal Reserve Board's decision to lower the federal funds rate4 by 50 basis points on November 6. At the same time, municipal bond prices lagged, as the interest rate cut shifted investor interest to stocks and lower-quality, higher-yielding bonds. However, in January and February, worries about a war with Iraq and terrorist attacks heightened once again. Additionally, the Federal Reserve Board's decision at its January meeting to keep interest rates unchanged, while noting a neutral bias for the economy, did little to propel the market forward. Amid such concerns, investors once again favored Treasury and municipal bonds, driving their prices higher. Prices on most stocks and bonds became more volatile in March when the war with Iraq began. Toward the end of the period, however, as the war drew to an end and some - although not all - economic indicators appeared to be improving, stocks, corporate bonds and high-yield issues rallied once again.

4 The federal funds rate is the rate that banks charge each other on overnight loans. The Federal Reserve Board's Open Market Committee sets a target rate to either make credit more easily available or tighten monetary policy in an attempt to avoid economic imbalances such as high inflation.

Q: How did municipal bond yields react during the semiannual period?

A: Municipal bond yields declined over the past six months, though not as much as Treasury bond yields. At the same time, the municipal-bond yield curve steepened, as intermediate-term municipal-bond yields declined more than long-term yields. (The yield curve illustrates the relationship between the yield on bonds of the same credit quality but different maturities.) A steepening of the curve means that the difference in yields between longer-term and shorter-term maturities increases.

Municipal bond yield curve (as of 11/29/02 and 5/31/03)

Source: Deutsche Asset Management

This chart is not intended to represent the yield of any Scudder fund.

Q: How did Scudder Strategic Municipal Income Trust perform during the six-month period ended May 31, 2003?

A: Scudder Strategic Municipal Income Trust delivered strong absolute and relative results during the period. On a market-price basis, the Trust rose 10.27% during the period, 8.13% on a net asset value basis. The fund's average peer in the closed-end Lipper High Yield Municipal Debt Funds category5 returned 4.63% and the unmanaged Lehman Brothers Municipal Bond Index gained 6.46% during the period.

5 As defined by Lipper, closed-end high yield municipal debt funds are those that invest at least 50% of their assets in lower-rated municipal debt issues. Lipper figures represent the average of the total returns reported by all mutual funds designated by Lipper Inc. as falling into the category indicated.

Moreover, the Trust's long-term results were strong. The Trust ranked #1 for the one-, three-, five- and 10-year periods, respectively, as of May 31, 2003. For each of these time periods, there were 12, 12, 12 and 11 funds, respectively, in the Lipper High Yield Municipal Debt Funds category for closed-end funds. (Source: Lipper Inc. as of 5/31/03. Past performance is no guarantee of future results.)

Q: How was the fund positioned and how did this positioning contribute to its performance?

A: During the period, interest rates remained at historical lows, with the Federal Reserve Board keeping the federal funds rate unchanged at 1.25% for the entire period. With interest rates so low, the Trust benefited from the attractive rates afforded to it through its preferred shares, thus optimizing the return to investors.

The fund's performance also benefited from strong credit selection and bonds with premium coupon structure. While we did have some exposure to airline bonds, which struggled throughout much of the period, our exposure was small enough that it did not impact results much. Airline bonds, like their stock counterparts, were held back due to a lagging US economy, the war with Iraq, concerns about future terrorist attacks and recent bankruptcies by two major US airlines. The overall decline in strength of airline bonds has led us to curb our stake in such issues.

Our exposure to high-yield municipal bonds (BBB-rated bonds) remained relatively unchanged during the period. High-yield municipal bonds remain inexpensive compared with AAA-rated bonds.

We continue to focus our purchases on issues with maturities between 15- to 20-years, while keeping the fund's duration neutral. As a result, we believe the fund is well-positioned as the yield curve normalizes toward its average historical steepness.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2003

Portfolio Composition	5/31/03	11/30/02

Revenue Bonds	74%	77%
General Obligation Bonds	13%	13%
US Government Secured	12%	9%
Lease Obligations	1%	1%
	100%	100%

Quality	5/31/03	11/30/02

AAA	33%	31%
AA	6%	7%
A	12%	9%
BBB	18%	18%
Not Rated	31%	35%
	100%	100%

Interest Rate Sensitivity	5/31/03	11/30/02

Average Maturity	10.8 years	12.5 years
Duration	6.9 years	7.5 years

Top Five State Allocations at May 31, 2003 (43.4% of Investment Portfolio)
1. Texas	14.3%
2. Illinois	9.0%
3. New York	8.2%
4. Florida	7.3%
5. Maryland	4.6%

Portfolio Composition, Quality, Interest Rate Sensitivity and Top Five State Allocations are subject to change.

For more complete details about the fund's investment portfolio, see page 12. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of May 31, 2003 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Investments 154.4%
Alabama 2.1%
Alabama, Sales & Special Tax Revenue, Public School and College Authority, Series C, 5.625%, 7/1/2013	1,000,000	1,166,040
Huntsville, AL, Hospital & Healthcare Revenue, Health Care Authority, Series A, 5.75%, 6/1/2031	1,500,000	1,573,545
		2,739,585
Arizona 3.9%
Arizona, Project Revenue, Health Facilities Authority, The New Foundation Project, 8.25%, 3/1/2019	2,115,000	2,018,979
Flagstaff, AZ, Industrial Development Revenue, Northern Arizona Senior Living Community Project, 6.3%, 9/1/2038	2,000,000	1,734,880
Pima County, Industrial Development Revenue, Larson County Project, 9.5%, 8/1/2010	1,550,000	1,479,165
		5,233,024
California 6.5%
California, Special Assessment Revenue, Series 2003 A-1, 6.75%, 6/1/2039	5,500,000	5,159,825
Los Angeles, CA, Port Authority Revenue, Regional Airport Improvement Corp., 1.30%, 12/1/2025* (c)	300,000	300,000
Sacramento County, Sales & Special Tax Revenue, Bradshaw Road Project, 7.2%, 9/2/2015	1,190,000	1,233,245
Sacramento, CA, Project Revenue, City Financing Authority, Convention Center Hotel, Series A, 6.25%, 1/1/2030	2,000,000	1,989,340
		8,682,410
Colorado 5.7%
Arapahoe County, Highway Revenue, Capital Improvement Trust Fund, Series E-470, Prerefunded, Zero Coupon, 8/31/2010	5,000,000	3,472,945
Colorado, Hospital & Healthcare Revenue, Portercare Adventist Health Project, 6.5%, 11/15/2031	1,000,000	1,110,820
Denver, CO, Airport Revenue, Series A: Prerefunded, 7.5%, 11/15/2023	170,000	188,420
7.5%, 11/15/2023	830,000	903,679
Denver, CO, Sales & Special Tax Revenue, Urban Renewal Authority, AMT, 7.75%, 9/1/2016	1,760,000	1,911,430
		7,587,294
Connecticut 2.5%
Greenwich, CT, Multi Family Housing Revenue, 6.35%, 9/1/2027	2,000,000	2,013,220
Mashantucket, CT, Sports, Expo & Entertainment Revenue, Mashantucket Western Pequot Tribe:
Series B, Zero Coupon, 9/1/2017	2,000,000	922,960
Series B, Zero Coupon, 9/1/2018	1,000,000	430,030
		3,366,210
District of Columbia 0.8%
District of Columbia, Core City GO, Series A, 5.0%, 6/1/2018 (b)	1,000,000	1,069,760
Florida 11.2%
Collier County, Hospital & Healthcare Revenue, Health Facilities Authority, Series C2, 1.35%, 1/1/2035* (c)	400,000	400,000
Miami-Dade County, Airport Revenue, Aviation, Series D, 5.25%, 10/1/2019 (b)	2,235,000	2,407,654
Florida, Industrial Development Revenue, Capital Travel Agency, Series A, 10.0%, 10/1/2033	2,000,000	2,276,980
Hillsborough County, Industrial Development Revenue, University Community Hospital Project, Series A, 5.625%, 8/15/2023	2,000,000	2,006,860
Nassau County, Senior Care Revenue, Amelia Island Care Center Project, Series A, 9.75%, 1/1/2023	1,900,000	1,960,572
Orlando, FL, Special Assessment Revenue, Conroy Road Interchange Project, Series A, 5.8%, 5/1/2026	1,000,000	1,004,180
Palm Beach County, Hospital & Healthcare Revenue, Health Facilities Authority:
1.30%, 12/1/2031* (c)	3,900,000	3,900,000
5.125%, 11/15/2029	1,000,000	981,510
		14,937,756
Georgia 1.3%
Americus-Sumter County, Hospital & Healthcare Revenue, Hospital & Healthcare Revenue, South George Methodist, Series A, 6.375%, 5/15/2029	1,250,000	1,218,263
Monroe County, Electric Revenue, Development Authority Pollution Control, 1.30%, 1/1/2018* (b) (c)	540,000	540,000
		1,758,263
Hawaii 1.1%
Hawaii, State (GO) Lease, Series CU, 5.75%, 10/1/2011 (b)	1,250,000	1,480,213
Illinois 13.8%
Chicago, IL, Central Station Project, Series A, Prerefunded, 8.9%, 1/1/2011	1,495,000	1,535,006
Chicago, IL, Core City GO, Board of Education, Series A, 5.75%, 12/1/2017 (b)	1,380,000	1,622,632
Illinois, 5.0%, 6/1/2019 (b)	5,000,000	5,479,850
Illinois, Hospital & Healthcare Revenue, 6.75%, 2/15/2016	2,180,000	2,509,398
Illinois, State GO, 6.0%, Prerefunded, 1/1/2013 (b)	3,315,000	3,987,547
St. Charles, IL, Multi Family Housing Revenue, Wessel Court Project, 7.6%, 4/1/2024	1,745,000	1,751,003
University Park, IL, Sales & Special Tax Revenue, Governors Gateway Industrial Park, 8.5%, 12/1/2011	1,480,000	1,541,938
		18,427,374
Indiana 2.1%
Indiana, Senior Care Revenue, Health Facilities Finance Authority, Franciscan Eldercare Community Services, 5.875%, 5/15/2029	3,000,000	2,759,220
Iowa 2.6%
Iowa, Senior Care Revenue, On with Life Project, 7.25%, 8/1/2015	2,000,000	2,023,880
Lake City, IA, Senior Care Revenue, Health Care Facility, Opportunity Living Project, 6.45%, 5/1/2011	1,400,000	1,425,620
		3,449,500
Kansas 1.9%
Manhattan, KS, Senior Care Revenue, Meadowlark Hills Retirement, Series A, 6.5%, 5/15/2028	500,000	500,285
Overland Park, KS, Industrial Development Revenue, Development Corp., Series A, 7.375%, 1/1/2032	2,000,000	2,044,640
		2,544,925
Kentucky 0.8%
Kentucky, Hospital & Healthcare Revenue, Economic Development Finance Authority, Norton Healthcare, Inc., Series A, 6.625%, 10/1/2028	1,000,000	1,061,620
Louisiana 2.4%
Louisiana, Pollution Control Revenue, International Paper Company Project, Series A, 5.25%, 11/15/2013	3,000,000	3,160,380
Maryland 7.1%
Anne Arundel County, County (REV) Lease, Arundel Mills Project, 7.1%, 7/1/2029	1,500,000	1,644,585
Anne Arundel County, County GO, National Business Park Project, 7.375%, 7/1/2028	1,000,000	1,093,020
Maryland, Higher Education Revenue, Collegiate Housing Foundation: Series A, 5.75%, 6/1/2019	1,000,000	1,028,710
Series A, 5.75%, 6/1/2031	1,000,000	1,022,170
Maryland, Hospital & Healthcare Revenue, University of Maryland Medical System, 6.75%, 7/1/2030	1,000,000	1,127,230
Maryland, Project Revenue, Economic Development Corp., Chesapeake Bay, Series B, 7.625%, 12/1/2022	4,000,000	3,590,360
		9,506,075
Massachusetts 6.6%
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, 9.0%, 12/15/2015	2,000,000	2,202,800
Massachusetts, Hospital & Healthcare Revenue, Partners Healthcare System, Series C, 5.75%, 7/1/2032	1,000,000	1,077,830
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	2,000,000	2,013,240
Massachusetts, State GO, Consolidated Loan, Series B, 5.0%, 4/1/2016 (b)	3,175,000	3,487,452
		8,781,322
Michigan 4.8%
Hillsdale, MI, Hospital & Healthcare Revenue, Hillsdale Community Health Center, 5.25%, 5/15/2026	1,450,000	1,297,939
Kalamazoo, MI, Industrial Development Revenue, Economic Development Corp., Series A, 7.5%, 5/15/2029	2,000,000	2,036,380
Saginaw, MI, Hospital & Healthcare Revenue, Hospital Finance Authority, Covenant Medical Center, Series F, 6.5%, 7/1/2030	1,000,000	1,101,540
Tawas City, MI, Hospital Finance Authority, St. Joseph Health Services:
Series A, ETM, 5.6%, 2/15/2013	410,000	460,733
Series A, ETM, 5.75%, 2/15/2023	1,300,000	1,493,518
		6,390,110
Missouri 3.8%
St Louis, MO, Special Assessment Revenue, Scullin Redevelopment Area, Series A, 10.0%, 8/1/2010	1,655,000	2,033,399
St. Louis, MO, County GO, Industrial Development Authority Revenue, St. Louis Convention Center: Series A, 7.2%, 12/15/2028	2,000,000	2,049,760
AMT, Series A, 6.875%, 12/15/2020	1,000,000	1,008,020
		5,091,179
Nebraska 0.3%
Nebraska, Single Family Housing Revenue, Investment Finance Authority, Series A, 6.7%, 9/1/2026	430,000	447,609
Nevada 2.0%
Clark County, Airport Revenue, Nevada Airport, Series A, 1.33%, 7/1/2036* (b)	100,000	100,000
Las Vegas, NV, Transportation/Tolls Revenue, Las Vegas Monorail Project, 7.375%, 1/1/2030	2,000,000	1,869,180
Nevada, Single Family Housing Revenue:
Series C, 6.5%, 4/1/2028	475,000	500,935
Series C, 6.5%, 4/1/2028	150,000	150,321
		2,620,436
New Hampshire 3.5%
New Hampshire, Higher Education Revenue, Health & Educational Facilities Authority, New Hampshire College Issue, 7.4%, 1/1/2023	1,000,000	1,099,030
New Hampshire, Hospital & Healthcare Revenue, Rivermead at Peterborough Retirement Community, 5.75%, 7/1/2028	1,500,000	1,329,420
New Hampshire, Senior Care Revenue, Higher Education Revenue, Havenwood Heritage Heights:
7.1%, 1/1/2006	100,000	102,616
7.45%, 1/1/2025	2,000,000	2,059,020
		4,590,086
New Jersey 3.0%
New Jersey, Higher Education Revenue, Educational Facilities Authority, Caldwell College, Series A, 7.25%, 7/1/2025	1,060,000	1,106,619
New Jersey, Resource Recovery Revenue, Tobacco Settlement Financing Corp., 5.75%, 6/1/2032	1,800,000	1,632,366
New Jersey, Special Assessment Revenue, 6.25%, 6/1/2043	1,500,000	1,299,060
		4,038,045
New Mexico 2.1%
Farmington, NM, Pollution Control Revenue, 5.8%, 4/1/2022	2,750,000	2,751,705
New York 12.7%
Nassau County, Hospital & Healthcare Revenue, 6.0%, 8/1/2016 (b)	2,825,000	3,350,365
Nassau County, Project Revenue, North Shore Healthcare Systems Project, Series B, 5.875%, 11/1/2011	925,000	933,011
New York, Sales & Special Tax Revenue, Metropolitan Transportation Authority, Series A, 5.125%, 4/1/2019 (b)	1,450,000	1,712,813
New York, State (GO) Lease, Higher Education Revenue, Dormitory Authority, State University, 5.125%, 5/15/2021 (b)	1,880,000	2,034,649
New York, Transportation/Tolls Revenue, Triborough Bridge and Tunnel Authority Systems, Series Y, 6.0%, 1/1/2012	5,000,000	6,130,000
New York, NY, Transitional Finance Authority, Series B, Prerefunded, 6.0%, 11/15/2013	1,510,000	1,850,158
New York, NY, Core City GO, Series C, 7.0%, 2/1/2010	315,000	317,788
New York, NY, Sales & Special Tax Revenue, Transitional Finance Authority, Series B, 6.0%, 11/15/2013	490,000	583,125
		16,911,909
North Carolina 1.9%
North Carolina, Electric Revenue, Municipal Power Agency: Series C, 5.375%, 1/1/2017	1,000,000	1,053,150
Series B, 6.375%, 1/1/2013	1,300,000	1,508,884
		2,562,034
North Dakota 0.8%
Grand Forks, ND, Hospital & Healthcare Revenue, Altru Health Care System, 7.125%, 8/15/2024	1,000,000	1,113,900
Oklahoma 1.3%
Tulsa County, Industrial Development Revenue, Industrial Authority Revenue, Series A, 1.35%, 7/1/2032* (c)	300,000	300,000
Woodward, OK, Hospital & Healthcare Revenue, Municipal Authority Hospital, 8.5%, 11/1/2014	1,335,000	1,393,807
		1,693,807
Pennsylvania 5.1%
Montgomery County, Senior Care Revenue, Higher Education & Health Authority, Philadelphia Geriatric Center, Series A, 7.25%, 12/1/2027	2,000,000	2,012,580
Pennsylvania, Higher Education Revenue, Higher Educational Facilities Authority, Philadelphia College of Textiles and Science, 6.7%, 4/1/2014	2,000,000	2,138,580
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, 6.0%, 1/15/2031	750,000	802,245
Philadelphia, PA, Hospital & Healthcare Revenue, 1.30%, 7/1/2025*	800,000	800,000
Westmoreland County, Senior Care Revenue, Industrial Development Authority, Health Care Facilities-Redstone, Series B, 8.125%, 11/15/2030	1,000,000	1,059,700
		6,813,105
Rhode Island 1.3%
Rhode Island, Special Assessment Revenue, Series A, 6.125%, 6/1/2032	2,000,000	1,753,940
South Carolina 5.8%
South Carolina, Hospital & Healthcare Revenue, 5.625%, 11/15/2030 (b)	2,000,000	2,097,080
South Carolina, Hospital & Healthcare Revenue, Jobs Economic Development Authority, Palmetto Health Alliance, Series A, 7.375%, 12/15/2021	1,000,000	1,124,950
South Carolina, Transportation/Tolls Revenue, Series A, 5.375%, 10/1/2024 (b)	4,150,000	4,547,238
		7,769,268
South Dakota 1.6%
South Dakota, Hospital & Healthcare Revenue, Sioux Valley Hospital, Series E, 5.375%, 11/1/2024	2,000,000	2,085,840
Tennessee 1.7%
Johnson City, TN, Hospital & Healthcare Revenue, Health & Educational Facilities Board Hospital, Series A, 7.5%, 7/1/2033	2,000,000	2,239,700
Texas 22.1%
Abilene, TX, Senior Care Revenue, Health Facilities Development, Sears Methodist Retirement Facilities, Series A, 5.9%, 11/15/2025	2,500,000	2,272,025
Austin, TX, Project Revenue, Bergstrom Landhost Enterprises, Inc. Airport Hotel Project, Series A, 6.75%, 4/1/2027	2,000,000	1,746,820
Crowley, TX, School District GO, 5.125%, 8/1/2025	4,000,000	4,146,960
Hidalgo County, Hospital & Healthcare Revenue, Mission Hospital, Inc. Project, 6.75%, 8/15/2016	2,000,000	2,024,440
Houston, TX, Airport Revenue, Special Facilities, Continental Airlines, Inc., AMT, Series C, 6.125%, 7/15/2027	1,000,000	632,460
Houston, TX, Core City GO, Series A, 5.0%, 3/1/2016	3,000,000	3,281,190
Houston, TX, School District GO, Series A, 5.0%, 2/15/2024	2,000,000	2,072,640
Houston, TX, Transportation/Tolls Revenue, Special Facilities, Continental Airlines, Inc., AMT, Series E, 6.75%, 7/1/2029	1,000,000	702,780
Tarrant County, Hospital & Healthcare Revenue, Health Facilities Development Corp., 6.7%, 11/15/2030	1,000,000	1,098,610
Texas, Electric Revenue, Lower Colorado River Authority, Series B, 6.0%, 5/15/2013	5,000,000	5,884,600
Texas, Industrial Development Revenue, Waste Disposal Authority, AMT, Series A, 6.1%, 8/1/2024	1,000,000	1,024,000
Travis County, TX, Hospital & Healthcare Revenue, Ascension Health Credit, Series A, 6.0%, 11/15/2012 (b)	3,860,000	4,490,492
		29,377,017
Utah 0.2%
Utah, Single Family Housing Revenue, Housing Finance Agency, AMT, Series B2, 6.65%, 7/1/2026	260,000	261,095
Virgin Islands 2.6%
Virgin Islands, Sales & Special Tax Revenue, Public Finance Authority, Series A, 6.375%, 10/1/2019	3,000,000	3,486,960
Virginia 1.6%
Fairfax County, Hospital & Healthcare Revenue, Economic Development Authority, Greenspring Retirement Community, Series A, 7.25%, 10/1/2019	2,000,000	2,118,860
Washington 0.6%
Seattle, WA, Airport Revenue, Northwest Airlines Project, AMT, 7.25%, 4/1/2030	1,000,000	763,020
West Virginia 1.9%
West Virginia, Hospital Finance Authority, Charleston Medical Center, Prerefunded, 6.75%, 9/1/2022	1,610,000	2,054,344
West Virginia, Hospital & Healthcare Revenue, Hospital Finance Authority, Charleston Medical Center, Series A, 6.75%, 9/1/2022	390,000	441,020
		2,495,364
Wisconsin 1.3%
Wisconsin, Hospital and Healthcare Revenue, Memorial Hospital Oconomowoco Project, Prerefunded, 6.35%, 7/1/2017	600,000	658,818
Wisconsin, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Aurora Health Care, Inc., Series A, 5.6%, 2/15/2029	1,000,000	1,009,080
Wisconsin, Single Family Housing Revenue, AMT, Series F, 6.2%, 3/1/2027	35,000	35,005
		1,702,903
Total Municipal Investments		205,622,823

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $190,808,446) (a)	154.4	205,622,823
Other Assets and Liabilities, Net	(1.8)	(2,455,932)
Preferred shares, at Redemption Value	(52.6)	(70,000,000)
Net Assets Applicable to Common Shareholders	100.0	133,166,891

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rate as of May 31, 2003.
(a) The cost for federal income tax purposes was $190,566,453. At May 31, 2003, net unrealized appreciation for all securities based on tax cost was $15,056,370. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $17,615,622 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,559,252.
(b) Bond is insured by one of these companies:
AMBAC	AMBAC Assurance Corp.
Capital Guaranty
FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration
FSA	Financial Security Assurance
MBIA	Municipal Bond Investors Assurance

(c) Security incorporates a letter of credit or line of credit from a major bank.
AMT: Subject to alternative minimum tax

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $190,808,446)	$ 205,622,823
Cash	28,325
Interest receivable	3,260,398
Other assets	1,664
Total assets	208,913,210
Liabilities
Payable for investments purchased	5,451,500
Dividends payable	73,961
Accrued management fee	102,148
Other accrued expenses and payables	118,710
Total liabilities	5,746,319
Preferred shares, at redemption value	70,000,000
Net assets applicable to common shareholders	$ 133,166,891
Net Assets
Net assets applicable to common shareholders consist of: Undistributed net investment income	2,194,185
Net unrealized appreciation (depreciation) on investments	14,814,377
Accumulated net realized gain (loss)	(3,046,044)
Paid-in capital	119,204,373
Net assets applicable to common shareholders	$ 133,166,891
Net Asset Value
Net Asset Value, per common share ($133,166,891 / 10,767,426 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.37

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2003 (Unaudited)
Investment Income
Income: Interest	$ 6,181,029
Expenses: Management fee	595,728
Services to shareholders	9,402
Custodian fees	6,105
Auditing	32,476
Legal	1,713
Trustees' fees and expenses	6,304
Reports to shareholders	49,044
Registration fee	3,360
Auction agent fee	100,207
Other	43,769
Total expenses, before expense reductions	848,108
Expense reductions	(585)
Total expenses, after expense reductions	847,523
Net investment income	5,333,506
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(2,754,919)
Net unrealized appreciation (depreciation) during the period on investments	8,059,124
Net gain (loss) on investment transactions	5,304,205
Dividends on preferred shares	(403,912)
Net increase (decrease) in net assets resulting from operations	$ 10,233,799

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2003 (Unaudited)	Year Ended November 30, 2002
Operations: Net investment income	$ 5,333,506	$ 10,866,922
Net realized gain (loss) on investment transactions	(2,754,919)	(160,376)
Net unrealized appreciation (depreciation) on investment transactions during the period	8,059,124	(1,129,921)
Dividends on preferred shares	(403,912)	(1,019,912)
Net increase (decrease) in net assets resulting from operations	10,233,799	8,556,713
Distributions to common shareholders from: Net investment income	(4,585,966)	(8,447,491)
Fund share transactions: Net proceeds from shares issued to common shareholders in reinvestment of distributions	124,248	62,441
Net increase (decrease) in net assets from Fund share transactions	124,248	62,441
Increase (decrease) in net assets	5,772,081	171,663
Net assets at beginning of period	127,394,810	127,223,147
Net assets at end of period (including undistributed net investment income of $2,194,185 and $1,850,557, respectively)	$ 133,166,891	$ 127,394,810
Other Information
Shares outstanding at beginning of period	10,757,035	10,751,929
Shares issued to common shareholders in reinvestment of distributions	10,391	5,106
Shares outstanding at end of period	10,767,426	10,757,035

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2003[a]	2002[b]	2001[c]	2000[c]	1999[c]	1998
Selected Per Share Data
Net asset value, beginning of period	$ 11.84	$ 11.83	$ 11.37	$ 11.31	$ 12.24	$ 12.29
Income from investment operations: Net investment income	.50[d]	1.01[d]	1.01[d]	1.01[d]	.78[d]	.77
Net realized and unrealized gain (loss) on investment transactions	.50	(.13)	.40	.13	(.83)	(.05)
Dividends on preferred shares (common share equivalent): From net investment income	(.04)	(.09)	(.20)	(.27)	(.05)	-
Total from investment operations	.96	.79	1.21	.87	(.10)	.72
Less distributions from: Net investment income to common shareholders	(.43)	(.78)	(.75)	(.75)	(.75)	(.77)
Net realized gains on investment transactions (common shares)	-	-	-	(.06)	(.01)	-
Total distributions to common shareholders	(.43)	(.78)	(.75)	(.81)	(.76)	(.77)
Dilution resulting from preferred shares[e]	-	-	-	-	(.07)	-
Net asset value, end of period	$ 12.37	$ 11.84	$ 11.83	$ 11.37	$ 11.31	$ 12.24
Market value, end of period	$ 12.54	$ 11.78	$ 12.01	$ 10.51	$ 10.31	$ 12.81
Total Return
Based on net asset value (%)[f]	8.13**	7.00	10.98	8.63	(1.35)	5.99
Based on market price (%)[f]	10.27**	4.86	21.78	10.13	(14.08)	4.36

Financial Highlights (continued)

Years Ended November 30,	2003[a]	2002[b]	2001[c]	2000[c]	1999[c]	1998
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	133	127	127	122	122	131
Ratio of expenses (%) (based on net assets of common shares)	1.32*	1.32	1.26	1.50	1.12	.77
Ratio of expenses (%) (based on net assets of common and preferred shares)[e]	.85*	.86	.81	.95	1.01	-
Ratio of net investment income (loss) (%) (based on net assets of common shares)	8.28*	8.49	8.55	9.07	6.55	6.29
Ratio of net investment income (loss) (%) (based on net assets of common and preferred shares)[e]	5.38*	5.48	5.52	5.73	5.99	-
Portfolio turnover rate (%)	20*	7	15	33	24	22
Preferred shares information at end of period: Aggregate amount outstanding ($ millions)	70	70	70	70	70	-
Asset coverage per share ($)***	72,600	70,500	70,400	69,000	68,000	-
Liquidation and market value per share ($)	25,000	25,000	25,000	25,000	25,000	-
[a] For the six months ended May 31, 2003 (Unaudited).
[b] As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended November 30, 2002 was to increase net investment income by $.01, decrease net realized and unrealized gain (loss) per share by $.01, and increase the ratio of net investment income to average net assets from 8.42% to 8.49%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
[c] In 2001 the Fund changed its method of classifying preferred shares.
[d] Based on average common shares outstanding during the period.
[e] On September 29, 1999, the Fund issued 2,800 preferred shares.
[f] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
* Annualized
** Not annualized
*** Asset coverage per share equals the total net assets of both common and preferred shares of the Fund divided by the total number of preferred shares outstanding at the end of the period.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Strategic Municipal Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2002, the Fund had a net tax basis capital loss carryforward of approximately $430,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2008 ($260,000) and November 30, 2010 ($170,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income to common shareholders, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed tax-exempt income	$ 1,881,376
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (430,000)
Net unrealized appreciation (depreciation) on investments	$ 6,978,529

In addition, during the year ended November 30, 2002, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

Distributions from tax-exempt income	$ 9,467,403

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Preferred Shares. The Fund has issued and outstanding 2,800 Series T municipal auction rate cumulative preferred shares, each at a liquidation value of $25,000 per share. The preferred shares are senior to and have certain class specific preferences over the common shares. The dividend rate on each series is set through an auction process, and the dividends are generally paid every 7 days. The auction agent will pay each broker-dealer a service charge from Funds provided by the Fund (auction agent fee). The 1940 Act requires that the preferred shareholders of the Fund, voting as a separate class, have the right to: a) elect at least two trustees at all times, and b) elect a majority of the trustees at any time when dividends on the preferred shares are unpaid for two full years. Unless otherwise required by law or under the terms of the preferred shares designation statement, each preferred share is entitled to one vote and preferred shareholders will vote together with common shareholders as a single class and have the same voting rights.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended May 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $21,187,277 and $20,018,592, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.60% of the Fund's average weekly net assets, of both common and preferred shares, computed and accrued daily and payable monthly.

Service Provider Fees. Scudder Investments Service Company (``SISC''), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. The amount charged to the Fund by SISC aggregated $9,402, of which $5,676 is unpaid at May 31, 2003.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended May 31, 2003, the Fund's custodian and transfer agent fees were reduced by $585 and none, respectively, under these arrangements.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Strategic Municipal Income Trust (the "fund") was held on May 29, 2003, at the office of Deutsche Investment Management Americas Inc., Two International Place, Boston, Massachusetts. At the meeting, the following matters were voted upon by the shareholders:

1. To elect eleven Trustees to the Board of Trustees of the fund, with nine Trustees to be elected by the holders of the Preferred and Common Shares voting together and two Trustees to be elected by the holders of the Preferred Shares only.

	Number of Votes:
	For	Withheld
John W. Ballantine	8,104,004	106,993
Lewis A. Burnham	8,104,004	106,993
Donald L. Dunaway	8,104,004	106,993
James R. Edgar	8,104,004	106,993
Paul K. Freeman	8,104,004	106,993
Richard T. Hale	2,588	0
Robert B. Hoffman	8,104,004	106,993
Shirley D. Peterson	8,104,004	106,993
Fred B. Renwick	8,104,004	106,993
William P. Sommers	8,104,004	106,993
John G. Weithers	2,588	0

2. To ratify the selection of Ernst & Young LLP as the independent auditors for the fund for the current fiscal year.

Affirmative	Against	Abstain
8,086,428	39,105	85,464

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') which is available to you as a shareholder of Scudder Strategic Municipal Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph E for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("United Missouri Bank" or "UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds held in each account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph G hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Additional Information

Automated Information Lines	Scudder Closed-End Fund Info Line (800) 349-4281
Web Site	www.scudder.com or visit our Direct Link: CEF.Scudder.com (Do not use www.) Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Written correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Chicago, IL 60606
Legal Counsel	Vedder, Price, Kaufman & Kammholz 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Auditors	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KSM
CUSIP Number	811234-103

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

ITEM 2.         CODE OF ETHICS.

                        Not currently applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not currently applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIERS AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the six month period ended May 31, 2003, management identified an issue related to a different registrant within the Scudder fund complex.
Management discussed the issue with the Registrant's Audit Committee and auditors and instituted additional procedures to enhance its internal controls over financial reporting.

Form N-CSR Item F

                                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Strategic Municipal Income Trust

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               July 25, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Strategic Municipal Income Trust

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               July 25, 2003

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               July 25, 2003